iShares®

iShares Trust

Supplement dated April 15, 2020 (the “Supplement”) to the Summary Prospectus and Prospectus for each of the iShares 1-3 Year Treasury Bond ETF (SHY), iShares 3-7 Year Treasury Bond ETF (IEI), iShares 7-10 Year Treasury Bond ETF (IEF), iShares 10-20 Year Treasury Bond ETF (TLH), iShares 20+ Year Treasury Bond ETF (TLT), and iShares Short Treasury Bond ETF (SHV), each dated June 28, 2019; the Summary Prospectus and Prospectus for each of the iShares Agency Bond ETF (AGZ), iShares MBS ETF (MBB), each dated June 28, 2019 (as revised March 11, 2020); the Summary Prospectus dated February 26, 2020 (as revised February 27, 2020) and Prospectus dated February 18, 2020 for each of the iShares iBonds Dec 2021 Term Treasury ETF (IBTA), iShares iBonds Dec 2022 Term Treasury ETF (IBTB), iShares iBonds Dec 2023 Term Treasury ETF (IBTD), iShares iBonds Dec 2024 Term Treasury ETF (IBTE), iShares iBonds Dec 2025 Term Treasury ETF (IBTF), iShares iBonds Dec 2026 Term Treasury ETF (IBTG), iShares iBonds Dec 2027 Term Treasury ETF (IBTH), iShares iBonds Dec 2028 Term Treasury ETF (IBTI), and iShares iBonds Dec 2029 Term Treasury ETF (IBTJ); and the Summary Prospectus and Prospectus for each of the iShares 1-3 Year International Treasury Bond ETF (ISHG), iShares GNMA Bond ETF (GNMA), iShares 0-5 Year TIPS Bond ETF (STIP), iShares International Treasury Bond ETF (IGOV), iShares TIPS Bond ETF (TIP), iShares Treasury Floating Rate Bond ETF (TFLO), and iShares U.S. Treasury Bond ETF (GOVT), each dated February 28, 2020 (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for each Fund.

Effective immediately, each Fund’s Summary Prospectus and Prospectus are amended as follows:

The paragraph entitled “Interest Rate Risk” in the section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is deleted in its entirety and replaced with the following:

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.

The paragraph entitled “Interest Rate Risk” in the section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is deleted in its entirety and replaced with the following:

Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-TRUST-FI-0420

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